                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
             TWELVE-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      29
             NOTES TO FINANCIAL STATEMENTS      34
            REPORT OF INDEPENDENT AUDITORS      39
                DIVIDEND REINVESTMENT PLAN      40
    TRUST OFFICERS AND IMPORTANT ADDRESSES      42
              RESULTS OF SHAREHOLDER VOTES      43

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED RELATIVELY STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.4 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING RELATIVELY MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT A RECENT DECLINE IN NEW JOB CREATION SUPPORTS THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1998--October 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00
                                                                            6.50                               3.10
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.30
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2000)

------------------------------------------------------------------------
NYSE Ticker Symbol                                               VKQ
------------------------------------------------------------------------
One-year total return based on market price(1)                 2.80%
------------------------------------------------------------------------
One-year total return based on NAV(2)                          8.88%
------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                       6.75%
------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                         10.55%
------------------------------------------------------------------------
Net asset value                                               $14.91
------------------------------------------------------------------------
Closing common stock price                                  $12.6250
------------------------------------------------------------------------
One-year high common stock price (07/05/00)                 $13.9375
------------------------------------------------------------------------
One-year low common stock price (12/22/99)                  $12.1250
------------------------------------------------------------------------
Preferred share (Series A) rate(5)                            4.150%
------------------------------------------------------------------------
Preferred share (Series B) rate(5)                            4.320%
------------------------------------------------------------------------
Preferred share (Series C) rate(5)                            4.200%
------------------------------------------------------------------------
Preferred share (Series D) rate(5)                            4.250%
------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2000
- AAA/Aaa............  53.6%
- AA/Aa..............   8.6%
- A/A................  10.0%
- BBB/Baa............  15.0%
- BB/Ba..............   1.2%
- Non-Rated..........  11.6%

                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  45.8%
- AA/Aa..............   7.8%
- A/A................  13.9%
- BBB/Baa............  20.0%
- BB/Ba..............   0.6%
- Non-Rated..........  11.9%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.080
12/99                                                                            0.080
1/00                                                                             0.080
2/00                                                                             0.080
3/00                                                                             0.080
4/00                                                                             0.080
5/00                                                                             0.080
6/00                                                                             0.078
7/00                                                                             0.078
8/00                                                                             0.078
9/00                                                                             0.071
10/00                                                                            0.071

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2000                   OCTOBER 31, 1999
                                                                      ----------------                   ----------------
General Purpose                                                            19.60                              16.40
Health Care                                                                15.90                              14.90
Industrial Revenue                                                          8.80                              10.20
Higher Education                                                            7.50                               6.00
Transportation                                                              5.40                               9.60

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--September 1991 through October 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
9/91                                                                      15.0000                            14.8100
                                                                          15.2400                            15.1250
                                                                          15.1800                            14.7500
                                                                          15.9800                            15.6250
9/92                                                                      16.2400                            15.7500
                                                                          16.0000                            15.6250
                                                                          16.5700                            16.5000
                                                                          16.8600                            16.2500
9/93                                                                      17.2600                            16.6250
                                                                          17.2700                            16.5000
                                                                          15.5300                            14.8750
                                                                          15.3900                            15.1250
9/94                                                                      15.1300                            14.3750
                                                                          14.4800                            13.0000
                                                                          15.7200                            14.8750
                                                                          15.5000                            14.3750
9/95                                                                      15.7600                            14.0000
                                                                          16.5600                            14.1250
                                                                          15.9900                            14.1250
                                                                          15.8000                            14.0000
9/96                                                                      16.0200                            14.5000
                                                                          16.2700                            13.8750
                                                                          15.9600                            14.1250
                                                                          16.3900                            15.0625
9/97                                                                      16.7700                            15.6875
                                                                          17.0900                            16.1875
                                                                          17.0900                            15.8120
                                                                          17.0400                            16.1250
9/98                                                                      17.5100                            17.0000
                                                                          16.8200                            16.9375
                                                                          16.5500                            16.3125
                                                                          15.7100                            15.1875
9/99                                                                      15.0300                            13.9375
                                                                          14.3900                            12.7500
                                                                          14.6400                            12.8750
                                                                          14.5800                            13.3750
                                                                          14.8200                            12.8750
10/00                                                                     14.9100                            12.6250

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                   [BYRON PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN MUNICIPAL
TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS
AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2000. THOMAS M. BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The key factor in the market's
behavior during the past fiscal year has been generally rising interest rates, especially at the short end of the maturity spectrum. This rate environment stemmed from the Federal Reserve Board's commitment to keeping inflation in check by ratcheting up short-term interest rates whenever the economy threatened to overheat and push the prices of goods and services higher. In fact, the Fed increased short-term rates four times during the reporting period, with the last hike occurring in May 2000.

    The strength of the economy, and the accompanying Federal Reserve activity, caused interest rates to rise across the board for the first half of the reporting period. In the spring of 2000, the bond market rallied as investors began to anticipate an end to the Fed's rate-tightening cycle. By the end of October, short-term rates remained high, but rates in the intermediate to long maturity segments of the market had actually declined from the levels we had seen at the start of the reporting period.

    Because the trust is leveraged, higher short-term rates placed pressure on the trust's dividend, as the increased cost of borrowing cut into the fund's earnings. However, the relatively high long-term rates that prevailed for part of the reporting period allowed the trust to add new holdings at attractive yields, partially offsetting the decline in income that occurred as short-term rates climbed.

    After the steady increase in short-term interest rates over the past year, we have seen a more stable environment in recent months, as the Fed has reacted to slower economic growth, more efficient workforce output, and moderate price gains by keeping target lending rates unchanged. The inflation rate, as measured by the consumer price index, peaked in March 2000 at 3.8 percent and has since dropped back below the 3 percent level.

    Supply in the municipal bond market was sharply lower from the levels of a year ago, as higher interest rates have made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending that would normally require municipal bond financing.

    Because demand has remained strong, the lack of new issuance in the primary market helped support bond prices, although the somewhat limited selection of available securities required us to be very selective in choosing new bonds for the trust's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

    The trust continued to provide shareholders with an attractive dividend, even though the dividend was decreased slightly during the reporting period, once in June and once in September. Its monthly dividend of $0.071 per share translates to a distribution rate of 6.75 percent based on the trust's closing market price on October 31, 2000. Because income from the trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 10.55 percent for an investor in the 36 percent federal income tax bracket.

    For the 12 months through October 31, 2000, the trust produced a total return of 2.80 percent based on market price. This reflects a decrease in market price from $13.1875 per share on October 31, 1999, to $12.6250 per share on October 31, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 8.51 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of municipal securities, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO THE
    MARKET CONDITIONS YOU ENCOUNTERED IN MANAGING THE TRUST?

A   Much of the activity in the trust's
portfolio during the reporting period was guided by a strategic direction we adopted in February of 2000 and have gradually implemented since then. It was our goal to lengthen the duration of the portfolio (a measure of its sensitivity to changes in interest rates) so that it more closely mirrored the benchmark indicators we use to gauge the trust's performance. At the time, we felt the market had solid upside potential, and a longer duration would allow the trust to more fully participate in the gains of the market if it rallied over time.

    As we began implementing this strategy, we caught the market at a good time. Early in the year, the market presented us with attractive yields on long-duration securities, particularly those priced at deep discounts. We purchased some of these bonds and sold prerefunded securities and bonds with short calls--many of which were scheduled to be called or refunded within the next year or two. In effect, this strategy helped capture additional par value and the potential for capital appreciation, all while achieving the desired effect of extending the portfolio's duration. This strategy was a positive in terms of the trust's performance, especially during the market rally that occurred in the second and third quarters of 2000.

Q   HOW DID THIS STRATEGY AFFECT THE
    COMPOSITION OF THE PORTFOLIO?

A   A by-product of this market
activity--and the trust's positioning within the market--was an increase in the overall credit quality of the portfolio. The rallies were strongest at the high end of the quality spectrum, so these securities saw solid price gains while the valuations of nonrated and lower-rated securities, such as those rated BBB or lower, remained fairly flat or decreased.

    Over the course of the reporting period, the portfolio composition came to reflect this trend, as the trust's allocation to AAA rated securities increased by 7.8 percent (up to 53.6 percent of long-term investments), and its BBB allocation declined by 5 percent (down to 15 percent of long-term investments). In general, our bias toward high-quality securities was a boost to portfolio performance.

    In other areas, the trust held several bond issues that were called during the period, which contributed to reduced allocations in the industrial revenue sector (down 1.4 percent) and the health-care sector (up 1 percent). We also engaged in some selective selling of zero-coupon bonds in the transportation area, which reduced the allocation in that sector by approximately 4 percent.

Q   YOU MENTIONED THAT THE TRUST'S
    DIVIDEND WAS REDUCED DURING THE REPORTING PERIOD. CAN YOU EXPLAIN WHY?

A   A combination of factors made it
necessary to cut the trust's dividend in June 2000 and in September 2000. First, as a leveraged portfolio, the trust must pay interest on money borrowed at short-term rates, while investing these funds in longer-term securities. As short-term rates rose more significantly than longer-term rates, the cost of this leverage increased during the reporting period and reduced the trust's income stream.

    Second, as we took advantage of higher rates in long-maturity bonds, we tended to sell older, higher-yielding bonds that had strengthened the trust's income stream but were susceptible to being called out of the portfolio in the near future. Essentially, we exchanged their near-term contribution to the trust's income for an improvement in the portfolio's overall structure and long-term income potential.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   The outlook for the municipal
bond market will be closely tied to the prospects of the U.S. economy and the Fed's reaction to key economic indicators. While interest rates have been fairly steady of late, the Fed's next move will be based on whether inflation shows signs of heating up. We believe inflation appears to be under control at this time, but the Fed will be watching economic growth statistics, the labor market, and the prices of key commodities, such as crude oil, for signs of inflationary pressures.

    Clearly, the direction of interest rates will be determined by the Fed's reaction to inflationary signals, so we feel it would be imprudent to make a bet on the direction of interest rates in terms of how we position the trust. Consequently, we will seek to maintain a neutral stance with respect to the portfolio's duration in the near term.

    We believe the demand for municipal securities should remain healthy. This will hopefully bode well for the trust, although it will be competing with a range of investment options, such as individual bonds, mutual funds, and managed accounts, for investor assets. Also, the stock market may continue to attract assets away from bonds, depending on its return prospects and price volatility. We believe bond supply should remain tight, helping to support prices, as municipalities continue to operate with budget surpluses that can be used for construction projects, education funding, road improvements, and other expenditures typically financed by new bond issuance.

    We will continue to search for securities that have the potential to enhance the trust's long-term performance. If our analysis indicates that it would be advantageous to sell certain bonds--or as bonds are prerefunded, mature according to schedule, or are called from the portfolio--we will strive to replace them with bonds that offer the best relative value available at the time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO-COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no coupon interest. It may be redeemed for full face value at maturity.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2000
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                 COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  94.2%
           ARIZONA  0.5%
$ 1,425    Arizona Cap Facs Fin Corp Student Hsg Rev
           AZ St Univ Proj............................ 6.250%   09/01/32   $  1,406,048
  2,500    Maricopa Cnty, AZ Indl Dev Auth Ed Rev AZ
           Charter Schs Proj 1 Ser A.................. 6.750    07/01/29      2,514,725
                                                                           ------------
                                                                              3,920,773
                                                                           ------------
           ARKANSAS  0.4%
  1,000    Arkansas St Dev Fin Auth Hosp Rev
           Washington Regl Med Cent................... 7.250    02/01/20      1,009,890
  2,500    Arkansas St Dev Fin Auth Hosp Rev
           Washington Regl Med Cent................... 7.375    02/01/29      2,504,550
                                                                           ------------
                                                                              3,514,440
                                                                           ------------
           CALIFORNIA  5.6%
  4,000    Anaheim, CA Pub Fing Auth Lease Rev Cap
           Apprec Sub Pub Impts Proj C (FSA Insd).....   *      09/01/20      1,326,040
  6,010    California Edl Facs Auth Rev Cap Apprec
           Loyola Marymount Univ (MBIA Insd)..........   *      10/01/21      1,694,459
  6,235    California Edl Facs Auth Rev Cap Apprec
           Loyola Marymount Univ (MBIA Insd)..........   *      10/01/22      1,644,855
  6,435    California Edl Facs Auth Rev Cap Apprec
           Loyola Marymount Univ (MBIA Insd)..........   *      10/01/25      1,391,183
  8,435    California Edl Facs Auth Rev Cap Apprec
           Loyola Marymount Univ (MBIA Insd)..........   *      10/01/26      1,710,028
    700    California Hlth Facs Fin Auth Rev Casa De
           Las Ser A (MBIA Insd)...................... 5.250    08/01/17        701,932
  2,650    California Statewide Cmntys Dev Auth Ctfs
           Partn...................................... 7.250    11/01/29      2,719,669
  5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
           Rev (MBIA Insd)............................   *      09/01/17      1,987,950
  1,030    Davis, CA Pub Fac Fin Auth Loc Agy Rev..... 6.600    09/01/25      1,071,859
  2,000    Del Mar, CA Race Track Auth Rev Rfdg....... 6.000    08/15/06      2,053,800
  7,110    Delano, CA Ctfs Partn Ser A (Prerefunded @
           01/01/03).................................. 9.250    01/01/22      7,948,482
 18,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg........................   *      01/15/25      3,922,200

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                 COUPON   MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$47,810    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg........................   *      01/15/33   $  5,989,637
  6,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Sr Lien Ser A...............   *      01/01/18      2,354,100
  2,240    Huntington Park, CA Redev Agy Rev Tax Alloc
           Santa Fe Redev Rfdg........................ 6.200%   10/01/27      2,271,226
 16,540    Lodi, CA Elec Sys Rev Ctfs Partn Cap Apprec
           Ser B (MBIA Insd)..........................   *      01/15/29      3,034,263
  5,585    Sacramento, CA City Fin Auth Rev Comb Proj
           B (MBIA Insd)..............................   *      11/01/14      2,716,488
  1,375    San Bernadino, CA Jt Pwrs Fin Auth Alloc
           Rev Central City Merged Proj A Rfdg (AMBAC
           Insd)...................................... 5.750    07/01/20      1,468,211
  1,000    Stockton, CA Cmnty Fac Dist Spl Tax No.
           1-A........................................ 5.800    09/01/14      1,010,880
                                                                           ------------
                                                                             47,017,262
                                                                           ------------
           COLORADO  5.0%
  5,000    Boulder Cnty, CO Rev Natl Cent Atmosphere
           Impt & Rfdg................................ 6.900    12/01/07      5,164,950
  8,500    Boulder Cnty, CO Rev Natl Cent Atmosphere
           Impt & Rfdg................................ 7.000    12/01/13      8,775,995
    910    Colorado Hsg Fin Auth Single Family Pgm Sr
           Gtd Mtg Ln D3 (FHA Gtd).................... 7.200    08/01/23        943,270
  2,000    Colorado Springs, CO Utils Rev Sub Lien Sys
           Impt Ser A................................. 4.750    11/15/26      1,725,580
  8,790    Denver, CO City & Cnty Arpt Rev Ser D
           (b)........................................ 7.000    11/15/25      8,939,254
  3,000    E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser
           B (MBIA Insd)..............................   *      09/01/20        972,720
 15,000    Meridian Metro Dist CO Peninsular &
           Oriental Steam Navig Co Rfdg (LOC: Meridian
           Assoc East)................................ 7.500    12/01/11     15,513,000
                                                                           ------------
                                                                             42,034,769
                                                                           ------------
           CONNECTICUT  3.5%
  7,140    Connecticut St Hlth & Edl Fac Auth Rev
           Nursing Home Proj AHF/Hartford (Prerefunded
           @ 11/01/04)................................ 7.125    11/01/24      7,928,970
  3,000    Connecticut St Spl Oblig Pkg Rev Bradley
           Intl Arpt Ser A (ACA Insd)................. 6.600    07/01/24      3,143,370
  3,540    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser A, 144A--Private Placement (c)..... 6.400    09/01/11      3,721,850

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                 COUPON   MATURITY      VALUE
           CONNECTICUT (CONTINUED)
$ 3,460    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser A, 144A--Private Placement
           (Prerefunded @ 09/01/07) (c)............... 6.400%   09/01/11   $  3,850,807
  6,500    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser B, 144A--Private Placement (c)..... 5.750    09/01/18      6,132,880
  3,500    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser B, 144A--Private Placement (c)..... 5.750    09/01/27      3,226,510
  1,500    Stamford, CT Hsg Auth Multi-Family Rev
           Fairfield Apts Proj Rfdg (Var Rate Cpn).... 4.750    12/01/28      1,393,020
                                                                           ------------
                                                                             29,397,407
                                                                           ------------
           DELAWARE  0.3%
  2,385    Delaware St Hsg Auth Rev Sr Home Mtg Ser B
           Subser B2.................................. 7.200    12/01/21      2,459,412
                                                                           ------------

           DISTRICT OF COLUMBIA  0.1%
  1,000    District of Columbia Hosp Rev Medlantic
           Hlthcare Group A Rfdg (MBIA Insd).......... 5.875    08/15/19      1,022,450
                                                                           ------------

           FLORIDA  4.4%
  3,750    Escambia Cnty, FL Hlth Fac Auth Hlth Fac
           Rev FL Hlthcare Fac LN (AMBAC Insd)........ 5.950    07/01/20      3,905,400
  3,000    Florida St Dept Environmental Protection
           Preservation Rev Ser A (FGIC Insd)......... 5.750    07/01/10      3,231,360
  6,500    Gulf Breeze, FL Rev Cap Fdg Ser B (MBIA
           Insd)...................................... 4.500    10/01/27      5,399,290
  3,000    Hillsborough Cnty, FL Ind Dev Auth Indl Dev
           Rev Hlth Facs Proj Univ Cmnty Hosp Ser A... 5.500    08/15/14      2,688,870
  1,000    Hillsborough Cnty, FL Indl Dev Auth Indl
           Dev Rev Univ Cmnty Hosp (MBIA Insd)........ 5.750    08/15/14      1,027,350
  1,515    Miami Beach, FL Stormwtr Rev (FGIC Insd)
           (a)........................................ 5.250    09/01/25      1,460,930
  1,775    Miami-Dade Cnty, FL Spl Oblig Subser A Rfdg
           (MBIA Insd)................................   *      10/01/22        480,918
  4,320    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
           Insd)...................................... 5.625    10/01/14      4,485,369
  5,300    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
           Insd)...................................... 5.500    10/01/31      5,261,522

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                 COUPON   MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 7,435    Sarasota Cnty, FL Hlth Fac Auth Rev
           Hlthcare Kobernick/Meadow Pk (Prerefunded @
           07/01/02).................................. 10.000%  07/01/22   $  8,184,374
  1,060    Tallahassee, FL Lease Rev FL St Univ Proj
           Ser A (MBIA Insd).......................... 5.500    08/01/18      1,071,480
                                                                           ------------
                                                                             37,196,863
                                                                           ------------
           GEORGIA  5.7%
 45,000    Georgia Loc Govt Ctfs Partn Grantor Trust
           Ser A (MBIA Insd).......................... 4.750    06/01/28     39,639,150
  2,645    Georgia St Ser D........................... 6.000    10/01/05      2,812,746
  3,500    Georgia St Ser D........................... 6.000    10/01/06      3,753,960
  2,000    Royston, GA Hosp Auth Hosp Ctfs Rev Ty Cobb
           Hlthcare Sys Inc Rfdg...................... 6.500    07/01/27      1,872,860
                                                                           ------------
                                                                             48,078,716
                                                                           ------------
           HAWAII  0.5%
  2,465    Honolulu, HI City & Cnty Ser D (FGIC
           Insd)...................................... 4.700    02/01/08      2,406,407
  4,000    Honolulu, HI City & Cnty Wastewtr Sys Rev
           Cap Apprec (FGIC Insd).....................   *      07/01/12      2,128,080
                                                                           ------------
                                                                              4,534,487
                                                                           ------------
           ILLINOIS  10.2%
  4,490    Bedford Park, IL Tax Increment Rev Sr Lien
           Bedford City Sq Proj....................... 9.250    02/01/12      4,764,115
  3,400    Carol Stream, IL First Mtg Rev Windsor Pk
           Mnr Proj................................... 7.000    12/01/13      3,338,460
  1,500    Champaign Cnty, IL Cmnty Unit Sch Dist No
           116 Urbana Ser C (FGIC Insd)...............   *      01/01/16        637,560
  1,300    Champaign Cnty, IL Cmnty Unit Sch Dist No
           116 Urbana Ser C (FGIC Insd)...............   *      01/01/18        484,250
 22,000    Chicago, IL Brd Edl Sch Reform Cap Apprec
           B-1 (FGIC Insd)............................   *      12/01/20      6,926,480
  7,200    Chicago, IL Brd Edl Sch Reform Cap Apprec
           B-1 (FGIC Insd)............................   *      12/01/23      1,874,376
  4,000    Chicago, IL Neighborhoods Alive 21 Pgm Ser
           A (FGIC Insd).............................. 5.750    01/01/40      4,010,720
  2,500    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           American Airls Inc Proj Rfdg............... 8.200    12/01/24      2,787,650
  3,500    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           United Airls Inc Ser B..................... 8.950    05/01/18      3,661,490
  2,565    Chicago, IL Ser C Proj & Rfdg (FGIC
           Insd)...................................... 5.750    01/01/12      2,712,565
  2,000    Chicago, IL Wastewtr Transmission Rev
           Second Lien Ser B (MBIA Insd).............. 5.000    01/01/30      1,795,380

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                 COUPON   MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 5,000    Cook Cnty, IL Cap Impt Ser A (FGIC Insd)... 5.000%   11/15/23   $  4,549,850
  7,765    Du Page Cnty, IL Forest Preserve Dist......   *      11/01/17      3,026,486
    900    Hodgkins, IL Tax Increment................. 9.500    12/01/09        971,280
  4,000    Hodgkins, IL Tax Increment Ser A Rfdg...... 7.625    12/01/13      4,254,080
  2,860    Illinois Dev Fin Auth Rev Adventist Hlth
           Ser A (MBIA Insd).......................... 5.500    11/15/05      2,962,188
  2,725    Illinois Dev Fin Auth Rev Cmnty Rehab
           Providers Facs Ser A....................... 7.375    07/01/25      2,759,662
  2,705    Illinois Dev Fin Auth Rev Loc Govt Pgm
           Aurora East Sch (MBIA Insd)................   *      12/01/15      1,186,305
  2,000    Illinois Dev Fin Auth Solid Waste Disp Rev
           Waste Mgmt Inc Proj........................ 5.050    01/01/10      1,757,720
  1,740    Illinois Edl Fac Auth Rev Riverside Hlth
           Sys Ser A Rfdg............................. 5.900    10/01/14      1,701,198
  1,565    Illinois Edl Facs Auth Rev Depaul Univ
           (AMBAC Insd) (a)........................... 5.625    10/01/15      1,613,875
  2,500    Illinois Hlth Fac Auth Rev Evangelical Hosp
           Ser C Rfdg (FSA Insd)...................... 6.750    04/15/12      2,632,525
  7,660    Illinois Hlth Fac Auth Rev Fairview Oblig
           Group Proj Ser A (Prerefunded @
           10/01/02).................................. 9.500    10/01/22      8,432,817
  1,500    Illinois Hlth Fac Auth Rev Sarah Bush
           Lincoln Hlth Cent (Prerefunded @
           5/15/02)................................... 7.250    05/15/12      1,590,150
  4,330    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Cap Apprec McCormick Plan Expansion
           Ser A (FGIC Insd)..........................   *      06/15/14      2,089,788
  1,510    Roselle, IL Multi-Family Hsg Rev Waterbury
           Apts Ser A Rfdg (GNMA Collateralized)...... 7.000    01/01/25      1,591,948
  3,230    St Clair Cnty, IL Cap Impt Rev McKendree
           Clg Proj Rfdg.............................. 6.000    02/01/24      2,984,649
  3,060    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd)................   *      01/01/12      1,713,661
  3,505    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd)................   *      01/01/14      1,733,363
  2,010    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd)................   *      01/01/16        873,626
  2,415    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd)................   *      01/01/19        866,888
  9,660    Will Cnty, IL Forest Preserve Dist Ser B
           (FGIC Insd)................................   *      12/01/16      3,996,149
                                                                           ------------
                                                                             86,281,254
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                 COUPON   MATURITY      VALUE
           INDIANA  0.3%
$ 2,592    Indiana St Dev Fin Auth Indl Dev Rev
           Unr-Rohn Inc Proj (e)...................... 7.500%   03/01/11   $  2,685,234
                                                                           ------------

           KANSAS  0.4%
  3,000    Sedgwick, KS Uni Sch Dist No 259 (MBIA
           Insd)...................................... 6.000    09/01/09      3,282,480
                                                                           ------------

           KENTUCKY  0.8%
  2,000    Ashland, KY Solid Waste Rev Ashland Oil Inc
           Proj....................................... 7.200    10/01/20      2,060,020
  4,000    Elsmere, KY Indl Dev Rev Rfdg (Prerefunded
           @ 04/01/05)................................ 6.750    04/01/10      4,376,000
                                                                           ------------
                                                                              6,436,020
                                                                           ------------
           LOUISIANA  1.1%
    680    East Baton Rouge, LA Mtg Fin Auth Single
           Family Mtg Pur Ser A Rfdg (GNMA
           Collateralized)............................ 7.100    10/01/24        696,646
  9,167    Louisiana St Univ & Agricultural &
           Mechanical College Univ Rev................ 5.750    10/30/18      8,652,052
                                                                           ------------
                                                                              9,348,698
                                                                           ------------
           MAINE  0.1%
  1,000    Maine Vets Homes ME Rev.................... 7.750    10/01/20      1,041,870
                                                                           ------------

           MARYLAND  1.9%
  2,300    Baltimore, MD Cap Apprec Cons Pub Impt &
           Rfdg (FGIC Insd)...........................   *      10/15/06      1,701,448
  1,845    Baltimore, MD Cap Apprec Ser A (FGIC
           Insd)......................................   *      10/15/07      1,291,500
  2,075    Baltimore, MD Cap Apprec Ser A (Prerefunded
           @ 10/15/05) (FGIC Insd)....................   *      10/15/07      1,459,534
 96,915    Maryland St Cmnty Dev Admin Dept Hsg &
           Cmnty Dev Single Family Rev Pgm 6..........   *      04/01/30     11,384,605
    500    Maryland St Econ Dev Corp Student Hsg Rev
           Collegiate Hsg Towson Ser A................ 5.750    06/01/29        460,330
                                                                           ------------
                                                                             16,297,417
                                                                           ------------
           MASSACHUSETTS  1.5%
    910    Massachusetts St Dev Fin Agy Rev Boston
           Architectural Cent......................... 6.100    09/01/18        924,241
  1,000    Massachusetts St Dev Fin Agy Rev Boston
           Architectural Cent......................... 6.250    09/01/28      1,015,340

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                 COUPON   MATURITY      VALUE
           MASSACHUSETTS (CONTINUED)
$ 2,600    Massachusetts St Hlth & Edl Fac Auth Rev
           Med Cent of Central MA Ser A (Prerefunded @
           07/01/01).................................. 7.100%   07/01/21   $  2,697,396
  5,000    Massachusetts St Hlth & Edl Fac Auth Rev
           New England Med Cent Hosp Ser G (MBIA
           Insd)...................................... 5.000    07/01/13      4,828,950
    825    Massachusetts St Hlth & Edl Fac Auth Rev
           Winchester Hosp Ser D Rfdg (Connie Lee
           Insd)...................................... 5.750    07/01/14        843,101
  2,000    Route 3 North Trans Impt Assocmass Lease
           Rev (MBIA Insd)............................ 5.375    06/15/33      1,928,420
                                                                           ------------
                                                                             12,237,448
                                                                           ------------
           MICHIGAN  2.1%
  3,965    Detroit, MI Loc Dev Fin Auth Tax Increment
           Sr Ser B................................... 6.700    05/01/21      3,864,685
  1,000    Detroit, MI Loc Dev Fin Auth Ser C......... 6.850    05/01/21        979,650
  1,180    Hillsdale, MI Hosp Fin Auth Hosp Rev
           Hillsdale Cmnty Hlth Cent.................. 5.750    05/15/18        974,326
  5,000    Michigan St Hosp Fin Auth Rev Detroit Med
           Cent Oblig Ser A........................... 5.250    08/15/28      3,551,100
    500    Michigan St Hosp Fin Auth Rev Hosp Genesys
           Regl Med Ser A Rfdg (Escrowed to
           Maturity).................................. 5.375    10/01/13        504,560
  1,540    Michigan St Hosp Fin Auth Rev Saratoga
           Cmnty Hosp Rfdg (Prerefunded @ 06/01/02)... 8.750    06/01/10      1,640,439
  5,000    Michigan St Hsg Dev Auth Rental Hsg Rev Ser
           A (MBIA Insd).............................. 5.300    10/01/37      4,516,200
  1,750    Michigan St Strategic Fd Ltd Oblig Rev WMX
           Technologies Inc Proj...................... 6.000    12/01/13      1,648,605
                                                                           ------------
                                                                             17,679,565
                                                                           ------------
           MISSISSIPPI  0.5%
  2,500    Mississippi Bus Fin Corp MS Pollutn Ctl Rev
           Sys Energy Res Inc Proj.................... 5.875    04/01/22      2,301,625
  1,985    Mississippi Home Corp Single Family Rev Mtg
           Ser F (GNMA Collateralized)................ 7.550    12/01/27      2,166,052
                                                                           ------------
                                                                              4,467,677
                                                                           ------------
           MISSOURI  0.9%
  1,400    Ellisville, MO Indl Dev Auth Rev Gambrill
           Gardens Proj Rfdg & Impt................... 6.100    06/01/20      1,206,114
  1,000    Ellisville, MO Indl Dev Auth Rev Gambrill
           Gardens Proj Rfdg & Impt................... 6.200    06/01/29        851,840

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                 COUPON   MATURITY      VALUE
           MISSOURI (CONTINUED)
$ 1,740    Good Shepherd Nursing Home Dist MO Nursing
           Home Fac Rev (Prerefunded @ 08/15/05)...... 7.625%   08/15/15   $  1,993,761
  1,220    Hannibal, MO Indl Dev Auth Hlth Fac Rev
           Hannibal Regl Hlthcare Sys Inc (Prerefunded
           @ 09/01/01)................................ 9.500    03/01/22      1,323,688
  2,810    Perry Cnty, MO Nursing Home Rev Rfdg....... 5.900    03/01/28      2,301,418
                                                                           ------------
                                                                              7,676,821
                                                                           ------------
           MONTANA  0.5%
  3,900    Montana St Coal Severance Tax Broadwater
           Pwr Proj Ser A Rfdg........................ 6.875    12/01/17      3,980,808
                                                                           ------------

           NEBRASKA  0.1%
  1,250    American Pub Energy Agy NE Gas Sup Rev NE
           Pub Gas Agy Proj Ser A (AMBAC Insd)........ 4.375    06/01/10      1,116,563
                                                                           ------------

           NEVADA  1.0%
  3,720    Clark Cnty, NV Transn Ser A (FGIC Insd).... 4.500    12/01/16      3,296,590
  2,545    Clark Cnty, NV Transn Ser B (FGIC Insd).... 4.500    12/01/16      2,255,328
  1,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
           Ser C Rfdg................................. 5.500    10/01/30        839,050
  1,750    Director St NV Dept Bus & Ind Las Vegas
           Monorail Proj (AMBAC Insd)................. 5.375    01/01/40      1,654,590
                                                                           ------------
                                                                              8,045,558
                                                                           ------------
           NEW HAMPSHIRE  1.2%
  4,800    New Hampshire High Edl & Hlth Fac Auth Rev
           Daniel Webster College Issue............... 6.300    07/01/29      4,485,264
  3,955    New Hampshire High Edl & Hlth Fac Auth Rev
           Cheshire Med Cent.......................... 4.875    07/01/28      3,142,880
  2,000    New Hampshire High Edl & Hlth Fac Auth Rev
           Riverwoods at Exeter Ser A................. 6.500    03/01/23      1,783,580
  1,000    New Hampshire Hlth & Ed Fac Auth Rev
           Derryfield Sch............................. 6.750    07/01/20        991,820
                                                                           ------------
                                                                             10,403,544
                                                                           ------------
           NEW JERSEY  5.6%
  4,000    Camden Cnty, NJ Impt Auth Lease Rev Ser A.. 8.000    06/01/27      3,209,480
  1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)................................   *      03/01/02        941,960
  1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)................................   *      03/01/03        899,630

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                 COUPON   MATURITY      VALUE
           NEW JERSEY (CONTINUED)
$ 1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)................................   *      03/01/04   $    858,360
  1,460    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)................................   *      03/01/05      1,194,543
  1,465    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)................................   *      03/01/06      1,142,597
  1,615    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)................................   *      03/01/07      1,198,524
  1,555    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)................................   *      03/01/08      1,097,768
 25,000    New Jersey Econ Dev Auth St Contract Econ
           Recovery (MBIA Insd)....................... 5.900%   03/15/21     26,649,750
  5,000    New Jersey Econ Dev Auth Wtr Fac Rev (FGIC
           Insd)...................................... 6.500    04/01/22      5,165,450
  1,000    New Jersey St Transn Tr Fd Auth Transn Sys
           Ser A...................................... 5.750    06/15/18      1,054,000
  3,500    New Jersey St Turnpike Auth Turnpike Rev
           Ser C (FSA Insd)........................... 6.500    01/01/16      3,974,600
                                                                           ------------
                                                                             47,386,662
                                                                           ------------
           NEW MEXICO  0.0%
    221    Santa Fe, NM Single Family Mtg Rev Rfdg.... 8.450    12/01/11        229,370
                                                                           ------------

           NEW YORK  10.0%
 10,000    Long Island Pwr Auth NY Elec Sys Rev Cap
           Apprec (FSA Insd)..........................   *      06/01/18      3,770,400
  7,000    Long Island Pwr Auth NY Elec Sys Rev Cap
           Apprec (FSA Insd)..........................   *      06/01/22      2,065,840
  5,550    Metro Tran Auth NY Svcs Contract Commuter
           Fac Ser N Rfdg............................. 6.000    07/01/11      5,652,342
  1,900    Metro Tran Auth NY Svcs Contract Tran Fac
           Ser N Rfdg................................. 6.000    07/01/11      1,935,036
  2,500    Nassau Cnty, NY Impt Ser F................. 7.000    03/01/04      2,655,875
  2,500    Nassau Cnty, NY Interim Fin Auth Sales Tax
           Secured Ser A.............................. 5.750    11/15/13      2,625,375
  7,000    New York City Ser A........................ 6.250    08/01/08      7,574,910
     25    New York City Ser A (Prerefunded @
           08/15/01).................................. 7.750    08/15/12         26,042
    665    New York City Ser C (Prerefunded @
           08/15/01).................................. 7.100    08/15/10        679,750
    420    New York City Ser F........................ 8.250    11/15/02        441,785
  3,000    New York City Ser I (MBIA Insd)............ 5.000    04/15/24      2,764,650

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                 COUPON   MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 2,500    New York City Transitional Fin Auth Rev
           Future Tax Secured Ser C................... 4.750%   05/01/23   $  2,202,425
  1,780    New York City Transitional Fin Auth Rev
           Future Tax Secured Ser C (FGIC Insd)....... 5.000    05/01/26      1,632,545
  3,000    New York St Dorm Auth Rev City Univ Cons
           Third (FGIC Insd).......................... 5.250    07/01/25      2,866,050
  6,800    New York St Dorm Auth Rev City Univ Sys
           Cons Ser A................................. 5.625    07/01/16      7,036,368
  3,835    New York St Dorm Auth Rev Mental Hlth Svcs
           Facs Ser C Rfdg (MBIA Insd)................ 4.750    08/15/19      3,448,509
  2,750    New York St Dorm Auth Rev Mental Hlth Svcs
           Facs Ser C Rfdg (MBIA Insd)................ 4.750    08/15/22      2,421,458
  1,500    New York St Dorm Auth Rev Mount Sinai Hlth
           Ser A...................................... 6.000    07/01/07      1,576,665
  2,965    New York St Dorm Auth Rev Mount Sinai Hlth
           Ser A...................................... 6.250    07/01/08      3,158,555
  3,250    New York St Energy Resh & Dev Auth Fac Rev
           Cons Edison Co Proj Ser B Rfdg (MBIA
           Insd)...................................... 5.250    08/15/20      3,131,602
  4,000    New York St Loc Govt Assistance Corp Ser B
           Rfdg (MBIA Insd)........................... 5.000    04/01/21      3,726,120
  5,320    New York St Med Care Fac Fin Agy Rev Mental
           Hlth Svcs Ser F Rfdg (MBIA Insd)........... 5.375    02/15/14      5,365,805
  1,430    New York St Urban Dev Corp Sub Lien Corp
           Purp Rfdg.................................. 5.500    07/01/22      1,390,217
  5,000    New York, NY City Adj Subser A-1........... 5.750    08/01/12      5,127,700
  2,450    New York, NY City Mun Wtr Fin Auth Wtr &
           Sew Sys Rev Cap Apprec Ser B (FSA Insd)....   *      06/15/13      1,257,414
  3,000    Onondaga Cnty, NY Indl Dev Agy Swr Fac Rev
           Bristol - Meyers Squibb Co Proj............ 5.750    03/01/24      3,095,640
  5,962    Plainedge, NY Union Free Sch Dist No 2063,
           144A--Private Placement (c)................ 6.000    06/01/12      6,221,041
                                                                           ------------
                                                                             83,850,119
                                                                           ------------
           NORTH CAROLINA  2.2%
  7,215    North Carolina Eastern Muni Pwr Agy Pwr Sys
           Rev Ser A Rfdg (MBIA Insd)................. 5.500    01/01/05      7,454,033
  2,500    North Carolina Eastern Muni Pwr Agy Pwr Sys
           Rev Ser C (ACA Insd)....................... 5.000    01/01/21      2,131,575
  8,300    North Carolina Muni Pwr Agy No 1 Catawba
           Elec Rev (MBIA Insd)....................... 6.000    01/01/12      8,969,727
                                                                           ------------
                                                                             18,555,335
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                 COUPON   MATURITY      VALUE
           OHIO  2.7%
$ 3,085    Cleveland Cuyahoga Cnty, OH Dev Port Auth
           Rev Cleveland Bond Fd Ser B................ 5.375%   05/15/18   $  2,736,642
  1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
           Proj....................................... 7.500    01/01/30      1,037,260
  4,800    Franklin Cnty, OH Hosp Rev Holy Cross Hlth
           Sys Ser B Rfdg (MBIA Insd)................. 5.250    06/01/10      4,903,296
  2,070    Montgomery Cnty, OH Hosp Rev Grandview Hosp
           & Med Cent Rfdg............................ 5.250    12/01/02      2,101,070
  1,580    Montgomery Cnty, OH Hosp Rev Grandview Hosp
           & Med Cent Rfdg............................ 5.375    12/01/05      1,630,181
  2,270    Montgomery Cnty, OH Hosp Rev Kettering Med
           Cent Impt & Rfdg (MBIA Insd)............... 6.250    04/01/20      2,495,865
  1,000    Ohio Hsg Fin Agy Mtg Rev Residential Ser
           A-1 (GNMA Collateralized).................. 5.250    09/01/30        906,340
  1,000    Ohio St Air Qual Dev Auth Rev JMG Funding
           Ltd Partn Proj Rfdg (AMBAC Insd)........... 6.375    04/01/29      1,035,720
  7,000    Parma, OH Hosp Impr Rev Parma Cmnty Gen
           Hosp Assoc Rfdg............................ 5.375    11/01/29      5,930,050
                                                                           ------------
                                                                             22,776,424
                                                                           ------------
           OKLAHOMA  1.3%
  1,850    Cleveland Cnty, OK Home Ln Auth Single
           Family Mtg Rev Rfdg........................ 8.000    08/01/12      1,902,910
  1,240    Kay Cnty, OK Home Fin Auth Rev Single
           Family Mtg Ser A Rfdg (AMBAC Insd)......... 7.000    11/01/11      1,453,057
  5,295    Oklahoma Hsg Fin Agy Single Family Rev Mtg
           Class B (GNMA Collateralized).............. 7.997    08/01/18      5,843,932
  1,500    Tulsa, OK Muni Arpt Tran Rev American Airls
           Inc........................................ 7.600    12/01/30      1,540,500
                                                                           ------------
                                                                             10,740,399
                                                                           ------------
           PENNSYLVANIA  2.5%
  2,500    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp
           OH Vly Genl Hosp Rfdg...................... 5.875    04/01/11      2,336,275
  4,000    Allegheny Cnty, PA San Auth Swr............ 5.500    12/01/30      3,939,080
  1,000    Carbon Cnty, PA Indl Dev Auth Panther Creek
           Partners Proj Rfdg......................... 6.650    05/01/10      1,017,950
    135    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg............... 4.800    12/15/03        129,406
    210    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg............... 5.000    12/15/05        195,682
    275    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg............... 5.100    12/15/06        254,686

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                 COUPON   MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$   295    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg............... 5.250%   12/15/07   $    272,193
    210    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg............... 5.300    12/15/08        191,747
    320    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg............... 5.300    12/15/09        287,459
    240    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg............... 5.400    12/15/10        213,982
  2,000    Montgomery Cnty, PA Indl Dev Auth
           Retirement Cmnty Rev Adult Cmntys Total
           Svcs Ser B................................. 5.625    11/15/12      1,925,520
  2,700    Pennsylvania Econ Dev Fin Auth Res Recovery
           Rev Colver Proj Ser D...................... 7.150    12/01/18      2,755,620
  9,000    Philadelphia, PA Sch Dist Ser A (MBIA
           Insd)...................................... 4.500    04/01/23      7,537,320
                                                                           ------------
                                                                             21,056,920
                                                                           ------------
           RHODE ISLAND  0.9%
  2,360    Providence, RI Redev Agy Ctfs Partn Ser
           A.......................................... 8.000    09/01/24      2,433,042
  4,750    Rhode Island Hsg & Mtg Fin Corp (Inverse
           Fltg) (d).................................. 9.667    04/01/24      5,046,875
                                                                           ------------
                                                                              7,479,917
                                                                           ------------
           SOUTH CAROLINA  0.4%
  2,000    Charleston Cnty, SC Hlth Fac Rev First Mtg
           Episcopal Church Proj Ser A................ 5.400    04/01/04      1,947,760
  1,125    Rock Hill, SC Util Sys Rev Comb Ser C Rfdg
           (FSA Insd) (a)............................. 5.125    01/01/13      1,126,778
                                                                           ------------
                                                                              3,074,538
                                                                           ------------
           SOUTH DAKOTA  0.7%
  5,975    South Dakota Hsg Dev Auth Home Ownership
           Mtg Ser F.................................. 5.800    05/01/28      5,838,591
                                                                           ------------

           TENNESSEE  1.7%
  4,000    Johnson City, TN Hlth & Edl Facs Brd Hosp
           Rev First Mtg Mtn States Hlth Ser A Rfdg... 7.500    07/01/25      3,883,720
  4,000    Municipal Energy Acquisition Corp TN Gas
           Rev (FSA Insd)............................. 4.000    03/01/05      3,720,800
  4,300    Municipal Energy Acquisition Corp TN Gas
           Rev (FSA Insd)............................. 4.125    03/01/07      3,912,871
  2,640    Tennessee Hsg Dev Agy Home Ownership Pgm
           2-A........................................ 5.700    07/01/31      2,574,792
                                                                           ------------
                                                                             14,092,183
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                 COUPON   MATURITY      VALUE
           TEXAS  6.9%
$ 6,500    Alliance Arpt Auth Inc TX Spl Fac Rev
           American Airls Inc Proj.................... 7.500%   12/01/29   $  6,636,500
  6,000    Brazos River Auth TX Pollutn Ctl Rev Coll
           TX Util Elec Co Proj A (AMBAC Insd)........ 6.750    04/01/22      6,249,660
    420    Brazos, TX Higher Edl Auth Inc Student Ln
           Rev Subser C2 Rfdg (Std Lns Gtd)........... 7.100    11/01/04        449,770
  1,350    Cameron Cnty, TX Ctfs Oblig................ 5.750    02/15/14      1,410,615
  2,500    Coastal Bend Hlth Fac Dev TX Ser C (Inverse
           Fltg) (AMBAC Insd) (d)..................... 7.178    11/15/13      2,628,125
  6,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev American Airls Inc................ 6.375    05/01/35      5,849,040
  3,600    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev Delta Airls Inc................... 7.625    11/01/21      3,720,636
  2,000    Fort Worth, TX Wtr & Swr Rev Rfdg & Impt
           (a)........................................ 5.500    02/15/05      2,071,160
  4,000    Harris Cnty, TX Hlth Fac Dev Corp Rev
           Christus Hlth Ser A (MBIA Insd)............ 5.375    07/01/24      3,731,200
  5,000    Harris Cnty, TX Hlth Facs Dev Corp Hosp Rev
           Mem Hermann Hosp Sys Proj (FSA Insd)....... 5.250    06/01/27      4,592,000
  6,790    Houston, TX Indpt Sch Dist Pub Fac Corp
           Lease Rev Cap Apprec West Side Ser B (AMBAC
           Insd)......................................   *      09/15/14      3,210,923
  3,500    Houston, TX Wtr & Swr Sys Rev Cap Apprec Jr
           Lien Ser A Rfdg (FSA Insd).................   *      12/01/23        924,735
  2,500    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser B
           Rfdg (FGIC Insd)........................... 6.250    12/01/05      2,686,725
  4,575    Keller, TX Indpt Sch Dist Cap Apprec Rfdg
           (PSF Gtd)..................................   *      08/15/12      2,458,559
  1,000    Mesquite, TX Hlth Facs Dev Retirement Fac
           Christian Care Cent Inc Ser A.............. 7.625    02/15/28        999,830
  4,646    Region One Edl Svc Cent Sub Tech Fac
           Proj (e)................................... 6.590    12/15/17      4,862,182
  2,200    Rockwall, TX Indpt Sch Dist Cap Apprec Rfdg
           (PSF Gtd)..................................   *      08/15/17        826,386
  1,000    Sabine River Auth TX Pollutn Ctl Rev TX
           Elec Proj Ser A Rfdg....................... 6.450    06/01/21        995,310
  1,563    Texas Gen Svcs Comm Partn Int Lease Purch
           Ctfs....................................... 7.250    08/01/11      1,596,233
  4,000    Texas Muni Pwr Agy Rev Rfdg (MBIA Insd)....   *      09/01/15      1,788,680
                                                                           ------------
                                                                             57,688,269
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                 COUPON   MATURITY      VALUE
           UTAH  0.5%
$ 3,745    Bountiful, UT Hosp Rev South Davis Cmnty
           Hosp Proj (Prerefunded @ 06/15/04)......... 9.500%   12/15/18   $  4,449,285
                                                                           ------------

           VIRGINIA  2.4%
  1,320    Fairfax Cnty, VA Ctfs Partn................ 5.300    04/15/23      1,242,450
  1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac
           Lease Rev Henrico Cnty Regl Jail Proj...... 6.500    08/01/10      1,648,125
  1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac
           Lease Rev Henrico Cnty Regl Jail Proj...... 7.125    08/01/21      1,687,080
  1,630    Richmond, VA (FSA Insd).................... 5.125    01/15/08      1,678,346
  1,340    Richmond, VA (FSA Insd).................... 5.500    01/15/10      1,415,670
  5,000    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke
           Mem Hosp Ser B Rfdg (MBIA Insd)............ 6.250    07/01/20      5,118,350
  1,875    Virginia St Hsg Dev Auth Comwlth Mtg Subser
           A-3........................................ 5.650    07/01/07      1,937,644
  1,960    Virginia St Hsg Dev Auth Comwlth Mtg Subser
           A-3........................................ 5.700    07/01/08      2,031,677
  2,095    Virginia St Hsg Dev Auth Comwlth Mtg Subser
           A-3........................................ 5.800    07/01/09      2,184,016
  1,210    Virginia St Hsg Dev Auth Comwlth Mtg Subser
           A-3........................................ 5.900    07/01/10      1,269,677
                                                                           ------------
                                                                             20,213,035
                                                                           ------------
           WASHINGTON  2.3%
  5,000    Bellevue, WA Convention Cent Auth Spl Oblig
           Rev Rfdg (MBIA Insd).......................   *      02/01/24      1,311,400
  5,000    King Cnty, WA Ser B Rfdg (MBIA Insd)....... 5.250    01/01/34      4,690,750
  1,000    Port Seattle WA Rev Ser B (MBIA Insd)...... 5.625    02/01/24        980,840
  1,750    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev (MBIA Insd).................. 5.750    07/01/12      1,826,370
 10,495    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev Ser B Rfdg (MBIA Insd)....... 5.600    07/01/15     10,626,712
                                                                           ------------
                                                                             19,436,072
                                                                           ------------
           WEST VIRGINIA  0.8%
  6,550    Harrison Cnty, WV Cnty Cmnty Solid Waste
           Disp Rev Potomac Edison Co Ser A (MBIA
           Insd)...................................... 6.875    04/15/22      6,837,807
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)      DESCRIPTION                                 COUPON   MATURITY      VALUE
           WISCONSIN  2.8%
$ 1,000    Madison, WI Indl Dev Rev Madison Gas & Elec
           Co Proj A.................................. 6.750%   04/01/27   $  1,039,520
  1,750    Wisconsin Hsg & Econ Dev Auth Home
           Ownership Rev Ser F........................ 5.250    07/01/29      1,571,273
  5,250    Wisconsin Hsg & Econ Dev Auth Hsg Rev Ser
           B.......................................... 7.050    11/01/22      5,482,732
  2,130    Wisconsin St Hlth & Edl Fac Auth Rev
           Kenosha Hosp & Med Ctr Proj................ 5.700    05/15/20      1,937,001
  7,280    Wisconsin St Hlth & Edl Fac Auth Rev
           Children's Hosp (FGIC Insd)................ 5.000    08/15/10      7,276,651
  1,500    Wisconsin St Hlth & Edl Facs Auth Rev
           Kenosha Hosp & Med Ctr Proj................ 5.625    05/15/29      1,307,055
  5,000    Wisconsin St Hlth & Edl Facs Auth Rev Mercy
           Hlth Sys Corp (AMBAC Insd)................. 5.500    08/15/25      4,800,400
                                                                           ------------
                                                                             23,414,632
                                                                           ------------
           WYOMING  0.6%
    910    Wyoming Cmnty Dev Auth Single Family Ser G
           (FHA Gtd).................................. 7.250    06/01/21        940,221
  4,000    Wyoming Cmnty Dev Auth Single Family Ser H
           (FHA Gtd).................................. 7.100    06/01/12      4,178,560
                                                                           ------------
                                                                              5,118,781
                                                                           ------------
           GUAM  0.6%
  5,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)....... 5.250    10/01/34      4,824,200
                                                                           ------------

           PUERTO RICO  0.7%
  2,000    Puerto Rico Indl Tourist Edl Med &
           Environmental Ctl Fac Fin Auth Higher Edl
           Rev........................................ 5.375    02/01/29      1,809,360
  4,000    Puerto Rico Pub Bldgs Auth Gtd Pub Ed &
           Hlth Fac Ser M............................. 5.700    07/01/16      4,085,760
                                                                           ------------
                                                                              5,895,120
                                                                           ------------
TOTAL INVESTMENTS  94.2%
  (Cost $778,114,164)...................................................    793,115,195
OTHER ASSETS IN EXCESS OF LIABILITIES  5.8%.............................     49,014,640
                                                                           ------------

NET ASSETS  100.0%......................................................   $842,129,835
                                                                           ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) 144A securities are those which are exempt from registration under rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(d) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio. These derivative instruments are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(e) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Assoc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Fund
Std Lns--Student Loans

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Total Investments (Cost $778,114,164).......................  $793,115,195
Receivables:
  Investments Sold..........................................    45,982,306
  Interest..................................................    14,246,914
Other.......................................................        20,968
                                                              ------------
    Total Assets............................................   853,365,383
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     7,512,045
  Custodian Bank............................................     2,224,007
  Investment Advisory Fee...................................       497,674
  Income Distributions--Preferred Shares....................       473,766
  Administrative Fee........................................       142,193
  Affiliates................................................        18,487
Accrued Expenses............................................       212,369
Trustees' Deferred Compensation and Retirement Plans........       155,007
                                                              ------------
    Total Liabilities.......................................    11,235,548
                                                              ------------
NET ASSETS..................................................  $842,129,835
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares (Par value of $.01 per share with
  100,000,000 shares authorized, 12,000 shares issued with
  liquidation preference of $25,000 per share)..............  $300,000,000
                                                              ------------
Common Shares (Par value of $.01 per share with an unlimited number of shares authorized, 36,365,393 shares issued and
  outstanding)..............................................       363,654
Paid in Surplus.............................................   538,413,497
Net Unrealized Appreciation.................................    15,001,031
Accumulated Undistributed Net Investment Income.............       836,444
Accumulated Net Realized Loss...............................   (12,484,791)
                                                              ------------
    Net Assets Applicable to Common Shares..................   542,129,835
                                                              ------------
NET ASSETS..................................................  $842,129,835
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($542,129,835 divided by
  36,365,393 shares outstanding)............................  $      14.91
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2000

INVESTMENT INCOME:
Interest....................................................  $51,603,210
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    5,800,864
Administrative Fee..........................................    1,657,384
Preferred Share Maintenance.................................      823,783
Custody.....................................................       49,802
Trustees' Fees and Related Expenses.........................       46,195
Legal.......................................................       36,604
Other.......................................................      420,206
                                                              -----------
    Total Expenses..........................................    8,834,838
    Less Credits Earned on Cash Balances....................        5,565
                                                              -----------
    Net Expenses............................................    8,829,273
                                                              -----------
NET INVESTMENT INCOME.......................................  $42,773,937
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(8,206,004)
  Options...................................................     (202,586)
  Futures...................................................      136,739
                                                              -----------
Net Realized Loss...........................................   (8,271,851)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (8,294,834)
  End of the Period:
    Investments.............................................   15,001,031
                                                              -----------
Net Unrealized Appreciation During the Period...............   23,295,865
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $15,020,652
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $57,797,951
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended October 31, 2000 and 1999

                                                          YEAR ENDED         YEAR ENDED
                                                       OCTOBER 31, 2000   OCTOBER 31, 1999
                                                       -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $ 42,773,937       $ 43,660,779
Net Realized Loss....................................      (8,271,851)        (2,776,922)
Net Unrealized Appreciation/Depreciation During the
  Period.............................................      23,295,865        (80,950,957)
                                                         ------------       ------------
Change in Net Assets from Operations.................      57,797,951        (40,067,100)
                                                         ------------       ------------

Distributions from Net Investment Income:
  Common Shares......................................     (34,036,128)       (34,894,640)
  Preferred Shares...................................     (12,520,067)        (8,719,281)
                                                         ------------       ------------
                                                          (46,556,195)       (43,613,921)
                                                         ------------       ------------

Distributions from Net Realized Gains:
  Common Shares......................................             -0-        (15,464,760)
  Preferred Shares...................................             -0-         (2,188,669)
                                                         ------------       ------------
                                                                  -0-        (17,653,429)
                                                         ------------       ------------
Total Distributions..................................     (46,556,195)       (61,267,350)
                                                         ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..      11,241,756       (101,334,450)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued through Dividend
  Reinvestment.......................................             -0-          1,596,622
                                                         ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS................      11,241,756        (99,737,828)
NET ASSETS:
Beginning of the Period..............................     830,888,079        930,625,907
                                                         ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of $836,444 and
  $4,618,528, respectively)..........................    $842,129,835       $830,888,079
                                                         ============       ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                           YEAR ENDED OCTOBER 31,    TWO MONTHS
                                           ----------------------       ENDED       --------
                                             2000          1999     OCT. 31, 1998     1998
                                           -------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD (A)..............................  $  14.60      $  17.39     $  17.32      $  16.60
                                           --------      --------     --------      --------
 Net Investment Income...................      1.17          1.20          .21          1.26
 Net Realized and Unrealized Gain/Loss...       .42         (2.30)         .08           .72
                                           --------      --------     --------      --------
Total from Investment Operations.........      1.59         (1.10)         .29          1.98
                                           --------      --------     --------      --------
Less:
 Distributions from Net Investment
   Income:
   Paid to Common Shareholders...........       .94           .96          .16           .96
   Common Share Equivalent of
     Distributions Paid to Preferred
     Shareholders........................       .34           .24          .02           .30
 Distributions from Net Realized Gain:
   Paid to Common Shareholders...........       -0-           .43          -0-           -0-
   Common Share Equivalent of
     Distributions Paid to Preferred
     Shareholders........................       -0-           .06          .04           -0-
                                           --------      --------     --------      --------
Total Distributions......................      1.28          1.69         0.22          1.26
                                           --------      --------     --------      --------
NET ASSET VALUE, END OF THE PERIOD.......  $  14.91      $  14.60     $  17.39      $  17.32
                                           ========      ========     ========      ========

Market Price Per Share at End of the
 Period..................................  $12.6250      $13.1875     $16.8125      $16.1875
Total Investment Return at Market
 Price (b)...............................     2.80%       -14.47%        4.84%*        9.06%
Total Return at Net Asset Value (c)......     8.88%        -8.64%        1.33%*       10.38%
Net Assets at End of the Period (In
 millions)...............................  $  842.1      $  830.9     $  930.6      $  928.2
Ratio of Expenses to Average Net Assets
 Applicable to Common Shares**...........     1.67%         1.60%        1.57%         1.57%
Ratio of Net Investment Income to Average
 Net Assets Applicable to Common
 Shares (d)..............................     5.71%         5.95%        6.48%         5.66%
Portfolio Turnover.......................       39%           80%           6%*          94%
 * Non-Annualized
** Ratio of Expenses to Average Net
   Assets Including Preferred Shares.....     1.07%         1.06%        1.07%         1.06%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.192 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                                       SEPTEMBER 27, 1991
                                                        (COMMENCEMENT OF
YEAR ENDED AUGUST 31,                                      INVESTMENT
----------------------------------------------------     OPERATIONS) TO
      1997      1996      1995      1994      1993      AUGUST 31, 1992
-------------------------------------------------------------------------
     $ 15.84   $ 15.73   $ 15.56   $ 17.04   $ 16.33        $ 14.81
     -------   -------   -------   -------   -------        -------
        1.28      1.30      1.31      1.34      1.41           1.17
         .73       .10       .26     (1.42)      .78           1.37
     -------   -------   -------   -------   -------        -------
        2.01      1.40      1.57      (.08)     2.19           2.54
     -------   -------   -------   -------   -------        -------
         .96       .99      1.08      1.12      1.10            .81
         .29       .30       .32       .28       .24            .21
         -0-       -0-       -0-       -0-       .11            -0-
         -0-       -0-       -0-       -0-       .03            -0-
     -------   -------   -------   -------   -------        -------
        1.25      1.29      1.40      1.40      1.48           1.02
     -------   -------   -------   -------   -------        -------
     $ 16.60   $ 15.84   $ 15.73   $ 15.56   $ 17.04        $ 16.33
     =======   =======   =======   =======   =======        =======

     $15.750   $14.500   $14.250   $15.000   $16.750        $16.125
      15.87%     8.98%     2.39%    -3.94%    11.90%         13.24%*
      11.14%     7.09%     8.55%    -2.22%    12.31%         14.64%*
     $ 901.9   $ 874.6   $ 870.7   $ 864.4   $ 917.9        $ 891.7
       1.61%     1.61%     1.65%     1.64%     1.59%          1.49%
       6.04%     6.20%     6.48%     6.52%     7.08%          6.85%
         54%       36%       49%       47%       48%           100%*
       1.07%     1.06%     1.07%     1.09%     1.06%          1.03%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $12,484,791 which will expire between October 31, 2007 and October 31, 2008.

    At October 31, 2000, for federal income tax purposes, cost of long-term investments is $778,114,164; the aggregate gross unrealized appreciation is $29,728,140 and the aggregate gross unrealized depreciation is $14,727,109, resulting in net unrealized appreciation on long-term investments of $15,001,031.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays dividends monthly from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. A permanent book and tax basis difference relating to expenses not deductible for tax purposes totaling $174 has been reclassified from capital to accumulated undistributed net investment income.

F. EXPENSE REDUCTION During the period ended October 31, 2000, the Trust's custody fee was reduced by $5,565 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2000, the Trust recognized expenses of approximately $18,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended October 31, 2000, the Trust recognized expenses of approximately $57,500 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2000 and 1999, common share paid in surplus aggregated $538,413,497 and $538,413,671, respectively:

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2000    OCTOBER 31, 1999
Beginning Shares....................................    36,365,393          36,270,469
Shares Issued Through Dividend Reinvestment.........           -0-              94,924
                                                        ----------          ----------
Ending Shares.......................................    36,365,393          36,365,393
                                                        ==========          ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $315,032,933 and $405,593,900.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended October 31, 2000 were as follows:

                                                              CONTRACTS     PREMIUM
Outstanding at October 31, 1999.............................     300       $(145,472)
Options Written.............................................     100          14,816
Options Purchased...........................................     200         (71,931)
Options Expired (Net).......................................    (600)        202,587
                                                                ----       ---------
Outstanding at October 31, 2000.............................     -0-       $     -0-
                                                                ====       =========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended October 31, 2000 were as follows:

                                                              CONTRACTS
Outstanding at October 31, 1999.............................      433
Futures Opened..............................................    2,075
Futures Closed..............................................   (2,508)
                                                               ------
Outstanding at October 31, 2000.............................        0
                                                               ======

6. PREFERRED SHARES

The Trust has outstanding 12,000 Auction Preferred Shares ("APS") in four series of 3,000 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is generally seven days. However, effective with the auction on August 9, 1999, the dividend period for Series A was extended through April 10, 2000. Following this extended dividend period, Series A reverted to its normal seven day reset period. The dividend period for Series C is 7 days and the dividend periods for Series B and D are 28 days. The average rate in effect on October 31, 2000, was 4.23%. During the year ended October 31, 2000, the rates ranged from 3.45% to 6.05%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 9, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Trust as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2000

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.

                             Attn: Closed-End Funds

                              2800 Post Oak Blvd.

                               Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555
CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2000. The Trust designated 99.7% of the income distributions as a tax-exempt income distribution. In January, 2001, the Trust will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent auditors.

KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of the Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and the ratification of Deloitte & Touche LLP as the independent auditors.

1) With regard to the election of the following trustees by the preferred shareholders of the Trust:

                                                                   # OF SHARES
                                                           ----------------------------
                                                           IN FAVOR            WITHHELD
Rod Dammeyer.............................................   7,764                 32

2) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
Wayne W. Whalen.......................................  31,684,792            588,411

The other trustees of the Trust whose terms did not expire in 2000 are David C. Arch, Howard J Kerr, Theodore A. Myers, Richard F. Powers, III, and Hugo F. Sonnenschein.

3) With regard to the ratification of Deloitte & Touche LLP as independent auditors for the Trust, 31,768,499 shares were voted in the affirmative and 171,464 shares were voted against the proposal and 341,035 shares abstained from voting.